Prudential National Muni Fund, Inc.

Supplement dated March 5, 2014 to the Currently Effective Prospectus and Statement of Additional Information

Effective immediately, Lee Friedman, CFA and John Dittemer join Robert Tipp, CFA and Susan M. Courtney as portfolio managers for the Fund. To reflect these changes, the Fund’s Prospectus and Statement of Additional Information (“SAI”) are hereby changed as follows:

I.	In the section of the Prospectus entitled Fund Summary—Management of the Fund, the following is hereby added to the table found in this section:
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Lee Friedman, CFA	Vice President	March 2014
		John Dittemer	Vice President	March 2014

II.	In the section of the Prospectus entitled How the Fund is Managed—Portfolio Managers, the following professional biographies for Mr. Friedman and Mr. Dittemer are hereby added:

Lee Friedman, CFA, is Vice President for Prudential Fixed Income’s Municipal Bond Team. Mr. Friedman was previously a Senior Associate and assisted in managing municipal assets for retail funds and institutional clients. Earlier, he was an Associate for Prudential Fixed Income’s Credit Research Group where he covered higher education, not-for-profits (501c3), state and local government obligations, and transportation bonds, and also supported the senior municipal credit analysts. Previously, Mr. Friedman held positions in both Prudential’s Asset Liability and Risk Management Group and Prudential Fixed Income, where he supported the attribution and forecasting processes. Prior to joining Prudential Financial in 2003, Mr. Friedman was an auditor at The Vanguard Group. He received a BS in Finance with High Distinction from Pennsylvania State University. Mr. Friedman holds the Chartered Financial Analyst (CFA) designation.

John Dittemer is Vice President for Prudential Fixed Income’s Municipal Bond Team. Mr. Dittemer assists in managing municipal assets for retail funds and institutional clients. He invests short-term cash for the funds, is responsible for keeping track of broker inquiries, maintaining data on new issues, and finding appropriate municipal securities for Prudential Fixed Income’s affiliated accounts. Previously, as a member of the Portfolio Analysis Group, Mr. Dittemer provided analytical support to Prudential Fixed Income's municipal bond, money market, and affiliated account teams. Earlier, he was a team supervisor in money market operations, and a performance reporting specialist for the affiliated accounts team. Mr. Dittemer received a BS in Management with a concentration in Finance from Kean University, and an MS in Management with concentration in Finance from the New Jersey Institute of Technology.

LR576

III.	In the section of the SAI entitled Management & Advisory Arrangements/Additional Information About the Portfolio Managers – Other Accounts and Ownership of Fund Securities, the following is hereby added to the table:

Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investment Management, Inc.	Lee Friedman, CFA	0/$0	0/$0	0/$0	None
	John Dittemer	0/$0	0/$0	0/$0	None

LR576